UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
High Income Long/Short Fund (FSD)
Annual Report
For the Year Ended
October 31, 2023

First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Long/Short Fund (FSD)
Annual Letter from the Chairman and CEO
October 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Income Long/Short Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2023.
The Bureau of Economic Analysis recently announced that U.S. real gross domestic product (“GDP”) grew by a staggering 4.9% in the third quarter of 2023 and is now up 2.9% on a year-over-year basis from where it stood in the third quarter of 2022. The most recent quarter’s GDP data represents the fastest growth rate for any quarter since 2014. Consumer spending, which rose by 4.0% over the period, was responsible for 2.7 percentage points of the total increase in GDP. Whether the consumer can keep up this pace of spending remains to be seen, especially given recent news that excess savings from the pandemic-era stimulus have likely been depleted. From a global perspective, the International Monetary Fund (“IMF”) notes that progress in fighting inflation has led to lower economic growth. In their October 2023 publication of the World Economic Outlook, the IMF projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% in 2024.
In the notes to their September 2023 meeting, the Federal Open Market Committee revealed that they may need to keep interest rates “higher for longer” as they continue to battle stubbornly high inflation. As many investors are likely aware, a higher Federal Funds target rate can have deep implications for consumers, such as driving up the cost of borrowing for homes, automobiles, and other large purchases. The American consumer has yet to feel the full weight of those burdens, in my opinion. That said, the data reveals a different story among corporate America. S&P Global Market Intelligence reported that a total of 516 U.S. corporations filed for bankruptcy protection on a year-to-date basis through September 30, 2023, up from a total of 263 corporate bankruptcy filings over the same period last year. Higher interest rates and Treasury bond yields have also sapped demand for commercial property loans. Data from Trepp, LLC, a leading provider of data and analytics to the commercial real estate and banking markets, revealed that just $28.2 billion of loans converted into commercial mortgage-backed securities have been issued in 2023, the lowest figure since 2011.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine), to slowing global economic growth and sticky inflation. Brian Wesbury, Chief Economist at First Trust, notes that a U.S. economic recession is likely to begin at some point early next year. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE”
As of October 31, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FSD
Common Share Price	$10.48
Common Share Net Asset Value (“NAV”)	$11.95
Premium (Discount) to NAV	(12.30)%
Net Assets Applicable to Common Shares	$397,672,822
Current Monthly Distribution per Common Share(1)	$0.1050
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	12.02%
Current Distribution Rate on NAV(2)	10.54%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (9/27/10) to 10/31/23
Fund Performance(3)
NAV(4)	5.73%	3.04%	3.86%	5.13%
Market Value	5.89%	3.94%	3.62%	3.72%
Index Performance
ICE BofA US High Yield Constrained Index	5.81%	2.86%	3.77%	5.13%
(1)	Most recent distribution paid through October 31, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of October 31, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.005 per share on that date, which represented a positive impact on the Fund’s performance of 0.04%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 5.64%, 3.02%, 3.85%, and 5.12% in the one-year, five-year, ten-year and since inception periods ended October 31, 2023, respectively.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE” (Continued)
As of October 31, 2023 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments(6)
BBB- and above	16.0%
BB	51.3
B	27.6
CCC+ and below	5.1
NR	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Industry Classification	% of Long-Term Investments(6)
Energy	14.4%
Services	9.9
Media	8.5
Basic Industry	7.7
Capital Goods	7.5
Leisure	5.7
Consumer Goods	5.1
Retail	5.0
Automotive	4.9
Telecommunications	4.9
Healthcare	4.8
Utility	4.6
Technology & Electronics	3.8
Real Estate	3.5
Financial Services	3.3
Banking	2.8
Transportation	2.7
Commercial Mortgage-Backed Securities	0.4
Government Guaranteed	0.4
Insurance	0.1
Collateralized Mortgage Obligations	0.0*
Total	100.0%

*	Amount is less than 0.1%.
Asset Classification	% of Long-Term Investments(6)
Corporate Bonds and Notes	74.5%
Foreign Corporate Bonds and Notes	17.6
Capital Preferred Securities	5.4
Senior Floating-Rate Loan Interests	2.0
Mortgage-Backed Securities	0.4
Equity	0.1
Total	100.0%

Country Exposure	% of Long-Term Investments(6)
United States	81.9%
Canada	5.4
United Kingdom	2.4
Bermuda	2.3
Multinational	1.8
Netherlands	1.4
Luxembourg	1.0
France	0.9
Finland	0.6
Panama	0.6
Mexico	0.5
Cayman Islands	0.5
Ireland	0.3
Australia	0.3
Italy	0.1
Total	100.0%

Fund Allocation	% of Net Assets
Corporate Bonds and Notes	98.7%
Foreign Corporate Bonds and Notes	23.3
Capital Preferred Securities	7.2
Senior Floating-Rate Loan Interests	2.7
Mortgage-Backed Securities	0.5
Common Stocks	0.1
Rights	0.0*
U.S. Government Bonds Sold Short	(13.0)
Corporate Bonds Sold Short	(1.0)
Outstanding Loan	(36.1)
Net Other Assets and Liabilities(7)	17.6
Total	100.0%

*	Amount is less than 0.1%.

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Percentages are based on long positions only. Short positions are excluded.
(7)	Includes forward foreign currency contracts.

Portfolio Commentary
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2023 (Unaudited)
Proposed Reorganization
The Fund will call a special meeting of shareholders to consider reorganizing the Fund into abrdn Income Credit Strategies Fund (“ACP”), which is managed by abrdn Investments Limited and sub-advised by abrdn Inc. More information on the proposed transaction, including the risks and considerations associated with the proposed transaction will be contained in registration statement/proxy materials. This note is not intended to solicit a proxy from any shareholder of the Fund and is not intended to, and shall not, constitute an offer to purchase or sell shares of the Fund or ACP.
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust High Income Long/Short Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
MacKay Shields LLC, Sub-Advisor to the Fund, was founded in 1938 and became a registered investment advisor in 1969. As of October 31, 2023, MacKay had approximately $127.1 billion in assets under management.
FSD Portfolio Management Team
Cameron White, CFA – Director, Head of Fundamental Research
Matthew Jacob – Managing Director, Global Credit
Shu-Yang Tan, CFA – Managing Director, Global Credit
On August 29, 2023, Eric Gold relinquished his responsibilities as a portfolio manager of the Fund. On September 1, 2023, Cameron White joined the portfolio management team overseeing the Fund.
Market Recap
This report covers the Fund for the year ended October 31, 2023.
While mixed sentiments resonated, investors were mostly rewarded by credit markets during the 12-month period ended October 31, 2023, albeit with a fair amount of volatility. Lower quality segments outperformed while higher quality bonds, with their interest rate sensitivity, lagged given the upward movement in Treasury yields. Performance across the market was largely driven by expectations around the U.S. Federal Reserve’s (the “Fed”) monetary stance. Optimism around a possible slowdown in the Fed’s tightening policy initially pushed markets higher at the start of 2023, but enthusiasm faded in the months that followed as the reality of a “higher for longer” interest rate environment became more apparent. New geopolitical pressures emerged recently in October 2023 with the official start of the Middle Eastern conflict between Israel and Hamas, dampening the appetite for risk.
During the period, tightening of monetary policy continued with the Fed raising interest rates six times to a range of 5.25% to 5.50%. Since March 2022, the Fed increased interest rates eleven times. With inflation moderating during the period (3.7% based on September 2023 Consumer Price Index), investors seeking signals of an end to restrictive policy and future rate cuts were disappointed for much of the period. On the contrary, the Fed’s comments in 2023 have been more hawkish than anticipated, with Fed Chairman Jerome Powell recently re-affirming in a speech at the Economic Club of New York on October 19th the Fed’s “resolute” commitment to a 2% inflation target, a further indication of a “higher for longer” rate environment. This sparked sharp bouts of volatility, with the yield on the 10-Year U.S. Treasury reaching 5% in October 2023, a high not seen since 2007. The third quarter gross domestic product (“GDP”) growth coming in at 4.9% confirmed the continued expansion of the U.S. economy in the midst of restrictive policy.
Beyond concerns around monetary policy, a few headwinds presented during the period, demonstrating resiliencies in credit markets. The swift response by government officials and regulatory agencies in both the U.S. and Europe to address the troubled institutions during the banking crisis in March quickly reinstituted a sense of confidence within the Banking sector. Further along, markets were challenged by the threat of a U.S. government shutdown on two occasions. With the U.S. Republican and Democratic parties at odds, it was unclear if Congress would reach a consensus on fiscal spending by the noted deadlines. At the last hour, the shutdowns were averted with legislation passed extending funding through mid-November. Outside of the government, with over 400,000 members employed by the three large automakers (Ford Motor Company, General Motors Company (“GM”) and Stellantis N.V.), the United Automotive Workers union initiated a nationwide strike in September 2023. The strike concluded after six weeks and 45,000 employees on the picket line following a tentative agreement with GM. The last of the deals were reached with Ford Motor Company and Stellantis N.V.
Outside of the U.S., the European Central Bank (“ECB”) also continued their monetary tightening program, increasing interest rates in 2023 and at a more aggressive pace at times. Inflation in Europe has moderated from double digits in 2022 down to 2.9% (as of October), as evidenced by lower prices for energy, food and services. In their recent meeting, the ECB held short-term interest rates steady at 4% and indicated a possible end to their tightening policy. Turning to China, the country has continued to grapple with a

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2023 (Unaudited)
significant post-COVID-19 economic slowdown. Given weak demand, China’s manufacturing Purchasing Managers’ Index (“PMI”) contracted to 49.50 as of October 2023 and non-manufacturing PMI also fell to 50.60, the weakest reading since December 2022. China continues to struggle with a fragile real estate market, weak consumer spending and high youth unemployment, with geopolitical tensions also potentially weighing on investment in the country.
Increased concerns around a persistent higher rate environment moved yields substantially higher across a still inverted Treasury curve. The yield on the 2-Year U.S. Treasury rose 56 bps to close October 2023 at 5.07%. The yield of the 10-Year U.S. Treasury increased 78 bps to 4.88%.
Within commodities, oil prices as measured by WTI Crude, declined 6.37% over the period to end the period at $81.02. In recent months oil prices have rebounded, benefitting from tightening global supply and increased demand.
Performance Summary
Within the backdrop noted above, U.S. high yield gained 5.82%, according to ICE Data Services, over the twelve-month period ended October 31, 2023, while spreads tightened 21 bps to close the period at 442 bps over Treasuries.
Looking at performance by quality, all high-yield (“HY”) rating segments gained over the year. Lower quality bonds outperformed their higher quality counterparts given the strong appetite for risk in 2023. Distressed and CCC-rated bonds rose 8.29% and 8.35%, respectively. B-rated bonds also outperformed the broad high yield market, up 6.26%. With their rate sensitivity, BBs underperformed with a return of 4.76%. Within industries, most HY sectors were up over the year. Leisure was the top performing sector, while Media lagged delivering a negative return.
Turning to market technicals, according to JP Morgan, investors redeemed $21.8 billion from the HY market year-to-date. On the supply side, $146.1 billion in new issuance came into the HY market this year, which exceeds the poor issuance in 2022 ($106 billion) but significantly trailed the robust issuance in 2021 ($480 billion). Finally, default activity substantially picked up, with $52.9 billion in HY bond and loan defaults this year. The 12-month trailing high yield default rate (par-weighted), including distressed exchanges, is now 2.6%.
Past performance is no guarantee of future results.
Source: ICE Data
US HY, ICE BofA U.S. High Yield Index
BB, ICE BofA BB U.S. High Yield Index2
B, ICE BofA Single-B U.S. High Yield Index3
CCC and Lower, ICE BofA CCC & Lower U.S. High Yield Index4
Distressed, ICE BofA U.S. Distressed High Yield Index5
It is not possible to invest directly in an index. Please see footnotes and Important Disclosures for information related to comparisons to an index, index descriptions and ICE BofA credit ratings disclosure. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2023 (Unaudited)
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 10/31/23	5 Years Ended 10/31/23	10 Years Ended 10/31/23	Inception (9/27/10) to 10/31/23
Fund Performance*
NAV**	5.73%	3.04%	3.86%	5.13%
Market Value	5.89%	3.94%	3.62%	3.72%
Index Performance
ICE BofA US High Yield Constrained Index	5.81%	2.86%	3.77%	5.13%

*	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
**	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s net asset value of approximately $0.005 per share on that date, which represented a positive impact on the Fund’s performance of 0.04%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 5.64%, 3.02%, 3.85%, and 5.12% in the one-year, five-year, ten-year and since inception periods ended October 31, 2023, respectively.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2023 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Turning to the Fund, the Fund provided a total return* of 5.73% on a net asset value basis and 5.89% on a market price basis for the 12-month period ended October 31, 2023, compared to the ICE BofA US High Yield Constrained Index6 which gained by 5.81%. Given the rally in high yield, the additional high yield exposure, funded through proceeds from leverage within the Fund (reflected in U.S. Treasury short positions7), was the largest contributor to performance. These positions are expressed at the front end of the curve8, and are used to reduce the portfolio’s exposure to interest rate risk, while at the same time purchasing additional high yield securities to lever up the portfolio9. Within industries, issue selection in Transportation and Capital Goods added, along with overall positioning in Leisure, while issue selection in Services and Insurance detracted. Additionally, the underweight to distressed bonds and lower quality credits with challenged capital structures (defined as bonds with an option-adjusted spread greater than 700) weighed on results given the rally in the distressed segment during the period. We continue to maintain our late cycle view, which is reflected in our “up in quality” positioning, with expectations for further spread widening. Foreign currency forward contracts are used in the Fund to hedge any non-dollar currency exposure. The impact of the forward contracts to performance over the year was minimal.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began and ended the period at $0.105 per share. At the $0.105 per share monthly distribution rate, the annualized distribution rate at October 31, 2023 was 10.54% at NAV and 12.02% at market price. For the twelve-month period ended October 31, 2023, 50.17% of the distributions were characterized as ordinary income and 49.83% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Outlook
Investors in October 2023 were focused to a large degree on the further run-up in long-term government yields, in our view. This occurred against a backdrop of rising Treasury issuance and strong economic activity, punctuated by the nearly five percent growth rate indicated in the third quarter GDP release. The rise in yields saw the 10-Year Treasury temporarily breach five percent late in the month, contributing to an overall tightening of financial conditions that included a stronger dollar, wider credit spreads and lower equity prices. This shift in financial conditions was significant enough that the Fed decided to leave its rate policy on hold for a second straight meeting, even as policy-makers signaled a continued focus on inflation risks.
The decision to refrain from increasing the policy rate, along with Chairman Powell’s dovish post-meeting comments, has led investors to more fully price in the end of the hiking cycle and additional rate cuts next year, in our opinion. Ironically, this repricing has had the impact of significantly easing financial conditions, reversing some of the rationale for keeping policy on hold. Treasury’s announcement of smaller-than-expected long-term debt auctions also contributed to the easing in financial conditions.
Despite the strong GDP print and building market expectations for a Fed pivot and a soft landing, we maintain growth is set to slow and recession risks remain elevated. We believe the policy stance will likely remain quite restrictive, and sources of economic

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2023 (Unaudited)
resilience that supported growth this year are already beginning to fade. Households and nonfinancial corporates have run through a large portion of their liquid assets built up during the pandemic period. In addition, although most homeowners have locked in low mortgage rates, interest rates on credit cards, auto loans and other consumer loans have risen considerably. This has had the effect of taking total household interest payments as a percent of income up to levels last seen just before the 2007 recession. The stress on the household sector will likely increase further, in our view, with growing signs of the labor market softening. As for the corporate sector, high yield issuers face a significant maturity wall over the next two years, while the commercial sector more broadly is experiencing a rise in bankruptcy filings to levels last seen in late 2020. And finally, across a broad range of loan types, banks on net continue to tighten lending standards. None of this is to suggest that a recession is imminent or unavoidable, but with monetary policy set to remain restrictive well into next year, we believe risks of one remain significant.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2023 (Unaudited)
Fund Notes:
1ICE BofA U.S. High Yield Index.
2The ICE BofA BB U.S. High Yield Index (H0A1) is a subset of ICE BofA U.S. High Yield Index including all securities rated BB1 through BB3, inclusive
3ICE BofA Single-B U.S. High Yield Index (H0A2) is a subset of ICE BofA U.S. High Yield Index including all securities rated B1 through B3, inclusive
4ICE BofA CCC & Lower U.S. High Yield Index (H0A3) is a subset of ICE BofA U.S. High Yield Index including all securities rated CCC1 or lower.
5ICE BofA U.S. Distressed High Yield Index (H0DI) is a subset of ICE BofA U.S. High Yield Index including all securities with an option-adjusted spread greater than or equal to 1,000 basis points.
6ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market but caps issuer exposure at 2%.
7Short, or short position, is a directional trading or investment strategy where the investor sells shares of borrowed securities in the open market. The expectation is that the price of the securities will decrease over time.
8Front end of the yield curve is the short end of the yield curve; generally considered to be bond maturities within two years.
9Lever up is to use leverage. Leverage is a technique where a fund’s manager borrows assets at one rate and invests the proceeds from the borrowed assets at another rate, seeking to increase yield and total return. Use of leverage can result in additional risk and cost, and can magnify the effect of any losses
IMPORTANT DISCLOSURE:
General Disclosure
Availability of this document and products and services provided by MacKay Shields LLC and MacKay Shields Europe Investment Management Limited (collectively, “MacKay Shields”) may be limited by applicable laws and regulations in certain jurisdictions and this document is provided only for persons to whom this document and the products and services of MacKay Shields may otherwise lawfully be issued or made available. None of the products and services provided by MacKay Shields are offered to any person in any jurisdiction where such offering would be contrary to local law or regulation. This document is provided for information purposes only. It does not constitute investment advice and should not be construed as an offer to buy securities. The contents of this document have not been reviewed by any regulatory authority in any jurisdiction.
This material contains the opinions of certain professionals at MacKay Shields LLC and are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and opinions contained herein should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Any forward-looking statements speak only as of the date they are made and MacKay Shields assumes no duty and does not undertake to update forward-looking statements. No part of this document may be reproduced in any form, or referred to in any other publication, without express written permission of MacKay Shields LLC. ©2023, MacKay Shields LLC. All Rights Reserved.
Comparisons to an Index
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First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 98.7%
	Automotive – 4.7%
$2,300,000	Dana, Inc. (a)	4.50%	02/15/32	$1,803,740
1,185,000	Energizer Holdings, Inc. (b)	4.38%	03/31/29	968,699
1,260,000	Ford Motor Credit Co., LLC	6.95%	03/06/26	1,263,492
1,000,000	Ford Motor Credit Co., LLC	4.95%	05/28/27	938,971
2,205,000	Ford Motor Credit Co., LLC (a)	4.13%	08/17/27	2,004,274
5,000,000	Ford Motor Credit Co., LLC (a)	5.11%	05/03/29	4,555,484
4,405,000	Ford Motor Credit Co., LLC (a)	7.35%	03/06/30	4,429,016
1,950,000	Gates Global LLC/Gates Corp. (a) (b)	6.25%	01/15/26	1,911,770
1,135,000	Thor Industries, Inc. (b)	4.00%	10/15/29	916,285
				18,791,731
	Banking – 0.2%
335,000	Fifth Third Bancorp (c)	4.77%	07/28/30	297,023
500,000	Fifth Third Bank N.A.	3.85%	03/15/26	460,782
				757,805
	Basic Industry – 7.8%
1,175,000	Arsenal AIC Parent LLC (b)	8.00%	10/01/30	1,161,781
2,395,000	Artera Services LLC (a) (b)	9.03%	12/04/25	2,159,380
770,000	Brundage-Bone Concrete Pumping Holdings, Inc. (a) (b)	6.00%	02/01/26	728,828
1,450,000	Camelot Return Merger Sub, Inc. (a) (b)	8.75%	08/01/28	1,355,373
320,000	Carpenter Technology Corp.	6.38%	07/15/28	304,770
1,276,000	Carpenter Technology Corp. (a)	7.63%	03/15/30	1,261,383
458,000	Compass Minerals International, Inc. (b)	6.75%	12/01/27	431,848
1,537,000	Dycom Industries, Inc. (b)	4.50%	04/15/29	1,328,091
1,498,000	Foundation Building Materials, Inc. (b)	6.00%	03/01/29	1,237,056
1,209,000	Great Lakes Dredge & Dock Corp. (b)	5.25%	06/01/29	989,367
2,385,000	Innophos Holdings, Inc. (a) (b)	9.38%	02/15/28	2,251,976
2,445,000	JELD-WEN, Inc. (a) (b)	4.88%	12/15/27	2,075,006
800,000	MIWD Holdco II LLC/MIWD Finance Corp. (b)	5.50%	02/01/30	635,768
1,125,000	Novelis Corp. (a) (b)	3.25%	11/15/26	1,002,692
885,000	Novelis Corp. (b)	3.88%	08/15/31	692,579
1,635,000	Rain Carbon, Inc. (a) (b)	12.25%	09/01/29	1,665,656
1,200,000	SCIH Salt Holdings, Inc. (b)	4.88%	05/01/28	1,037,535
1,065,000	SCIH Salt Holdings, Inc. (b)	6.63%	05/01/29	893,823
1,145,000	Standard Industries, Inc. (a) (b)	4.38%	07/15/30	936,590
1,214,000	TMS International Corp. (b)	6.25%	04/15/29	959,057
1,390,000	TopBuild Corp. (a) (b)	4.13%	02/15/32	1,101,471
3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a)	5.88%	06/15/24	3,731,065
2,307,000	Valvoline, Inc. (b)	3.63%	06/15/31	1,756,631
1,500,000	WR Grace Holdings LLC (b)	5.63%	08/15/29	1,163,940
				30,861,666
	Capital Goods – 5.2%
1,065,000	Amsted Industries, Inc. (a) (b)	5.63%	07/01/27	981,340
2,300,000	Ball Corp. (a)	2.88%	08/15/30	1,796,535
1,589,000	Berry Global, Inc. (a) (b)	4.50%	02/15/26	1,498,624
580,000	Chart Industries, Inc. (b)	7.50%	01/01/30	570,277
936,000	Crown Americas LLC	5.25%	04/01/30	847,005
1,470,000	EnerSys (a) (b)	4.38%	12/15/27	1,303,578
1,500,000	GrafTech Finance, Inc. (b)	4.63%	12/15/28	1,101,030
985,000	Graphic Packaging International LLC (a) (b)	3.75%	02/01/30	806,731
450,000	Mauser Packaging Solutions Holding Co. (b)	9.25%	04/15/27	375,259
3,000,000	Owens-Brockway Glass Container, Inc. (a) (b)	7.25%	05/15/31	2,748,750
1,600,000	TK Elevator US Newco, Inc. (a) (b)	5.25%	07/15/27	1,458,332

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Goods (Continued)
$1,085,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	$1,061,027
2,000,000	TransDigm, Inc. (a) (b)	6.75%	08/15/28	1,944,467
1,902,000	TransDigm, Inc. (b)	6.88%	12/15/30	1,838,340
2,515,000	TriMas Corp. (a) (b)	4.13%	04/15/29	2,092,045
				20,423,340
	Consumer Goods – 6.1%
370,000	Acushnet Co. (b)	7.38%	10/15/28	371,031
1,370,000	CD&R Smokey Buyer, Inc. (a) (b)	6.75%	07/15/25	1,310,665
505,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC (b)	6.63%	07/15/30	481,713
3,545,000	Darling Ingredients, Inc. (a) (b)	5.25%	04/15/27	3,376,488
665,000	Darling Ingredients, Inc. (b)	6.00%	06/15/30	624,534
2,120,000	Edgewell Personal Care Co. (a) (b)	5.50%	06/01/28	1,937,044
1,605,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a) (b)	5.00%	12/31/26	1,453,475
3,149,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a) (b)	7.00%	12/31/27	2,680,355
602,000	Lamb Weston Holdings, Inc. (b)	4.88%	05/15/28	556,471
1,585,000	Mattel, Inc. (a) (b)	5.88%	12/15/27	1,520,815
940,000	Newell Brands, Inc.	6.38%	09/15/27	883,261
1,000,000	Performance Food Group, Inc. (b)	4.25%	08/01/29	844,826
625,000	Post Holdings, Inc. (a) (b)	5.75%	03/01/27	596,398
3,510,000	Post Holdings, Inc. (a) (b)	4.63%	04/15/30	2,943,989
3,300,000	Primo Water Holdings, Inc. (a) (b)	4.38%	04/30/29	2,788,203
1,100,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (b)	4.63%	03/01/29	894,778
740,000	Triton Water Holdings, Inc. (b)	6.25%	04/01/29	610,537
378,000	US Foods, Inc. (b)	6.88%	09/15/28	369,916
				24,244,499
	Energy – 17.8%
1,200,000	Aethon United BR, L.P./Aethon United Finance Corp. (a) (b)	8.25%	02/15/26	1,193,004
710,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	7.00%	11/01/26	686,299
970,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	8.25%	12/31/28	964,110
2,624,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	5.88%	06/30/29	2,320,746
640,000	Callon Petroleum Co. (a)	6.38%	07/01/26	625,631
1,310,000	Callon Petroleum Co. (a) (b)	7.50%	06/15/30	1,270,240
1,100,000	CNX Midstream Partners, L.P. (a) (b)	4.75%	04/15/30	907,536
192,000	CNX Resources Corp. (b)	7.25%	03/14/27	189,137
822,000	CNX Resources Corp. (b)	6.00%	01/15/29	754,548
2,050,000	Comstock Resources, Inc. (a) (b)	6.75%	03/01/29	1,867,350
1,025,000	CrownRock, L.P./CrownRock Finance, Inc. (a) (b)	5.00%	05/01/29	967,703
695,000	DCP Midstream Operating, L.P. (a)	3.25%	02/15/32	547,230
2,650,000	Delek Logistics Partners, L.P./Delek Logistics Finance Corp. (a) (b)	7.13%	06/01/28	2,414,176
1,200,000	DT Midstream, Inc. (a) (b)	4.13%	06/15/29	1,032,917
5,140,000	Endeavor Energy Resources, L.P./EER Finance, Inc. (a) (b)	5.75%	01/30/28	4,935,942
1,900,000	EnLink Midstream LLC (a) (b)	5.63%	01/15/28	1,793,401
2,335,000	EnLink Midstream LLC (a)	5.38%	06/01/29	2,138,531
150,000	EnLink Midstream LLC (b)	6.50%	09/01/30	144,115
1,825,000	EQM Midstream Partners, L.P. (a) (b)	6.50%	07/01/27	1,775,678
1,700,000	EQM Midstream Partners, L.P. (a)	5.50%	07/15/28	1,588,194
132,000	EQM Midstream Partners, L.P. (b)	7.50%	06/01/30	129,649
3,620,000	EQM Midstream Partners, L.P. (a) (b)	4.75%	01/15/31	3,052,031
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Energy (Continued)
$791,000	Hess Midstream Operations, L.P. (b)	5.63%	02/15/26	$766,807
1,040,000	Hess Midstream Operations, L.P. (a) (b)	4.25%	02/15/30	890,880
1,845,000	Hilcorp Energy I, L.P./Hilcorp Finance Co. (a) (b)	5.75%	02/01/29	1,663,028
1,320,000	Hilcorp Energy I, L.P./Hilcorp Finance Co. (a) (b)	6.00%	02/01/31	1,161,235
1,145,000	Holly Energy Partners, L.P./Holly Energy Finance Corp. (a) (b)	6.38%	04/15/27	1,109,640
1,177,000	Howard Midstream Energy Partners LLC (a) (b)	8.88%	07/15/28	1,184,247
1,050,000	Matador Resources Co. (b)	6.88%	04/15/28	1,030,064
3,278,000	Moss Creek Resources Holdings, Inc. (a) (b)	7.50%	01/15/26	3,133,722
1,130,000	Nabors Industries, Inc. (b)	7.38%	05/15/27	1,051,481
314,000	Noble Finance II LLC (b)	8.00%	04/15/30	314,139
1,250,000	PBF Holding Co., LLC/PBF Finance Corp.	6.00%	02/15/28	1,150,609
1,340,000	PBF Holding Co., LLC/PBF Finance Corp. (b)	7.88%	09/15/30	1,294,539
2,626,000	Permian Resources Operating LLC (a) (b)	6.88%	04/01/27	2,585,835
1,195,000	Sitio Royalties Operating Partnership, L.P./Sitio Finance Corp. (b)	7.88%	11/01/28	1,179,961
1,913,000	SM Energy Co. (a)	5.63%	06/01/25	1,863,985
1,470,000	SM Energy Co.	6.50%	07/15/28	1,416,624
730,000	Southwestern Energy Co.	8.38%	09/15/28	754,444
3,265,000	Southwestern Energy Co. (a)	5.38%	03/15/30	2,998,028
1,700,000	Southwestern Energy Co. (a)	4.75%	02/01/32	1,463,628
1,720,000	Venture Global Calcasieu Pass LLC (a) (b)	3.88%	08/15/29	1,432,860
1,875,000	Venture Global Calcasieu Pass LLC (b)	6.25%	01/15/30	1,770,577
745,000	Venture Global Calcasieu Pass LLC (b)	4.13%	08/15/31	599,749
905,000	Venture Global Calcasieu Pass LLC (a) (b)	3.88%	11/01/33	684,830
1,298,000	Venture Global LNG, Inc. (b)	9.50%	02/01/29	1,319,501
1,935,000	Venture Global LNG, Inc. (a) (b)	8.38%	06/01/31	1,847,925
1,575,000	Vital Energy, Inc. (a)	9.50%	01/15/25	1,583,851
833,000	Vital Energy, Inc.	10.13%	01/15/28	835,937
1,785,000	Vital Energy, Inc. (a) (b)	7.75%	07/31/29	1,618,114
909,000	Western Midstream Operating, L.P.	4.50%	03/01/28	840,318
				70,844,726
	Financial Services – 3.0%
325,000	Antares Holdings, L.P. (b)	7.95%	08/11/28	318,139
1,150,000	Fortress Transportation and Infrastructure Investors LLC (b)	6.50%	10/01/25	1,139,788
1,174,000	Freedom Mortgage Corp. (b)	12.00%	10/01/28	1,178,976
600,000	GTCR W-2 Merger Sub LLC (b)	7.50%	01/15/31	592,950
2,100,000	Icahn Enterprises, L.P./Icahn Enterprises Finance Corp. (a)	5.25%	05/15/27	1,799,752
1,395,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	1,277,049
1,330,000	MSCI, Inc. (b)	3.88%	02/15/31	1,099,088
1,293,000	OneMain Finance Corp. (a)	6.13%	03/15/24	1,290,798
209,000	OneMain Finance Corp.	6.88%	03/15/25	206,424
610,000	OneMain Finance Corp.	3.50%	01/15/27	515,987
425,000	OneMain Finance Corp.	9.00%	01/15/29	414,011
1,225,000	PennyMac Financial Services, Inc. (b)	5.38%	10/15/25	1,167,995
1,240,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (b)	3.63%	03/01/29	1,009,364
				12,010,321
	Healthcare – 6.1%
3,065,000	Avantor Funding, Inc. (a) (b)	3.88%	11/01/29	2,567,800
1,200,000	Carriage Services, Inc. (a) (b)	4.25%	05/15/29	982,770
1,300,000	Catalent Pharma Solutions, Inc. (a) (b)	3.13%	02/15/29	1,023,477
1,365,000	Catalent Pharma Solutions, Inc. (a) (b)	3.50%	04/01/30	1,072,849
1,710,000	Centene Corp.	4.63%	12/15/29	1,528,981
985,000	CHS/Community Health Systems, Inc. (b)	6.00%	01/15/29	747,192
2,250,000	CHS/Community Health Systems, Inc. (a) (b)	5.25%	05/15/30	1,599,950

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$1,250,000	Elanco Animal Health, Inc. (a) (d)	6.65%	08/28/28	$1,196,875
1,405,000	Encompass Health Corp. (a)	4.50%	02/01/28	1,268,104
1,680,000	HCA, Inc. (a)	5.25%	06/15/49	1,292,453
885,000	PRA Health Sciences, Inc. (b)	2.88%	07/15/26	809,965
1,325,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,222,968
990,000	Prestige Brands, Inc. (b)	3.75%	04/01/31	787,298
4,750,000	Service Corp International (a)	7.50%	04/01/27	4,793,040
643,000	Star Parent, Inc. (b)	9.00%	10/01/30	638,907
1,730,000	Teleflex, Inc. (a) (b)	4.25%	06/01/28	1,528,569
175,000	Tenet Healthcare Corp.	4.38%	01/15/30	148,185
778,000	Tenet Healthcare Corp.	6.13%	06/15/30	721,027
486,000	Tenet Healthcare Corp. (b)	6.75%	05/15/31	462,129
				24,392,539
	Insurance – 0.1%
505,000	NMI Holdings, Inc. (b)	7.38%	06/01/25	506,207
	Leisure – 3.9%
1,730,000	Affinity Interactive (a) (b)	6.88%	12/15/27	1,411,595
1,290,000	Boyd Gaming Corp.	4.75%	12/01/27	1,176,312
1,470,000	CDI Escrow Issuer, Inc. (a) (b)	5.75%	04/01/30	1,314,834
1,200,000	Everi Holdings, Inc. (a) (b)	5.00%	07/15/29	1,009,398
1,800,000	Hilton Domestic Operating Co., Inc. (a)	4.88%	01/15/30	1,617,607
1,725,000	Hilton Domestic Operating Co., Inc. (a) (b)	4.00%	05/01/31	1,430,450
2,700,000	Light & Wonder International, Inc. (a) (b)	7.00%	05/15/28	2,634,494
840,000	Light & Wonder International, Inc. (b)	7.50%	09/01/31	821,145
524,000	Penn Entertainment, Inc. (b)	4.13%	07/01/29	407,596
765,000	Scientific Games Holdings, L.P./Scientific Games US FinCo, Inc. (b)	6.63%	03/01/30	658,600
1,550,000	Station Casinos LLC (b)	4.50%	02/15/28	1,340,116
325,000	Station Casinos LLC (b)	4.63%	12/01/31	256,981
1,485,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)	5.13%	10/01/29	1,267,886
				15,347,014
	Media – 10.6%
1,710,000	Arches Buyer, Inc. (a) (b)	4.25%	06/01/28	1,418,152
2,300,000	Arches Buyer, Inc. (a) (b)	6.13%	12/01/28	1,860,045
6,100,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.13%	05/01/27	5,621,801
2,380,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.38%	06/01/29	2,086,402
1,605,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	6.38%	09/01/29	1,470,434
3,330,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	2,751,755
3,500,000	CSC Holdings LLC (a)	5.25%	06/01/24	3,275,678
2,325,000	CSC Holdings LLC (a) (b)	5.50%	04/15/27	1,946,166
1,800,000	CSC Holdings LLC (a) (b)	5.38%	02/01/28	1,435,096
1,300,000	CSC Holdings LLC (b)	11.25%	05/15/28	1,241,422
1,350,000	CSC Holdings LLC (b)	5.75%	01/15/30	708,412
2,230,000	CSC Holdings LLC (a) (b)	4.63%	12/01/30	1,132,476
2,655,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc. (a) (b)	5.88%	08/15/27	2,328,886
1,140,000	DISH DBS Corp. (a) (b)	5.25%	12/01/26	921,719
1,273,000	DISH DBS Corp.	7.38%	07/01/28	720,229
475,000	DISH DBS Corp. (b)	5.75%	12/01/28	345,859
725,000	DISH Network Corp. (b)	11.75%	11/15/27	718,758
1,255,000	iHeartCommunications, Inc. (a) (b)	5.25%	08/15/27	920,922
1,250,000	iHeartCommunications, Inc. (a) (b)	4.75%	01/15/28	885,708
2,185,000	Lamar Media Corp. (a)	4.00%	02/15/30	1,851,077
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Media (Continued)
$900,000	Match Group Holdings II LLC (b)	3.63%	10/01/31	$691,551
945,000	News Corp. (b)	3.88%	05/15/29	809,908
1,480,000	News Corp. (a) (b)	5.13%	02/15/32	1,279,349
920,000	Nexstar Media, Inc. (b)	5.63%	07/15/27	828,644
1,175,000	Sirius XM Radio, Inc. (b)	4.13%	07/01/30	934,125
410,000	TEGNA, Inc.	4.63%	03/15/28	355,163
655,000	TripAdvisor, Inc. (b)	7.00%	07/15/25	649,086
880,000	Univision Communications, Inc. (b)	4.50%	05/01/29	700,483
1,045,000	Warnermedia Holdings, Inc.	3.76%	03/15/27	962,287
1,490,000	WMG Acquisition Corp. (b)	3.75%	12/01/29	1,252,360
171,000	WMG Acquisition Corp. (b)	3.88%	07/15/30	142,311
				42,246,264
	Real Estate – 4.6%
479,000	Iron Mountain, Inc. (b)	4.88%	09/15/29	417,813
3,701,000	Iron Mountain, Inc. (a) (b)	5.25%	07/15/30	3,218,179
825,000	Iron Mountain, Inc. (b)	4.50%	02/15/31	675,731
700,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (b)	5.88%	10/01/28	631,155
2,650,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	2,213,915
1,237,000	RHP Hotel Properties, L.P./RHP Finance Corp. (a) (b)	7.25%	07/15/28	1,200,322
1,500,000	SBA Communications Corp.	3.88%	02/15/27	1,367,325
1,840,000	SBA Communications Corp. (a)	3.13%	02/01/29	1,523,168
1,934,000	Service Properties Trust (a)	7.50%	09/15/25	1,881,097
2,040,000	Uniti Group, L.P./Uniti Group Finance, Inc./CSL Capital LLC (b)	10.50%	02/15/28	1,965,956
2,295,000	VICI Properties, L.P./VICI Note Co., Inc. (b)	5.63%	05/01/24	2,281,457
925,000	XHR, L.P. (b)	4.88%	06/01/29	783,562
				18,159,680
	Retail – 5.5%
1,555,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons, L.P./Albertsons LLC (a) (b)	6.50%	02/15/28	1,528,336
3,490,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons, L.P./Albertsons LLC (a) (b)	3.50%	03/15/29	2,979,399
2,150,000	Arko Corp. (a) (b)	5.13%	11/15/29	1,745,542
1,430,000	Asbury Automotive Group, Inc. (a)	4.50%	03/01/28	1,268,760
817,000	Bath & Body Works, Inc. (b)	9.38%	07/01/25	842,223
1,900,000	Bath & Body Works, Inc. (a)	7.50%	06/15/29	1,857,844
555,000	Group 1 Automotive, Inc. (b)	4.00%	08/15/28	478,309
700,000	LCM Investments Holdings II LLC (b)	4.88%	05/01/29	587,354
805,000	LCM Investments Holdings II LLC (b)	8.25%	08/01/31	766,522
870,000	Lithia Motors, Inc. (b)	3.88%	06/01/29	720,704
865,000	Macy’s Retail Holdings LLC (b)	6.13%	03/15/32	715,355
620,000	Michaels Cos (The), Inc. (b)	7.88%	05/01/29	346,366
1,475,000	Nordstrom, Inc. (a)	4.38%	04/01/30	1,146,665
675,000	QVC, Inc.	4.38%	09/01/28	342,650
2,795,000	Sonic Automotive, Inc. (a) (b)	4.63%	11/15/29	2,330,456
825,000	Sonic Automotive, Inc. (b)	4.88%	11/15/31	658,034
1,415,000	Victoria’s Secret & Co. (b)	4.63%	07/15/29	1,041,888
1,135,000	Yum! Brands, Inc. (b)	4.75%	01/15/30	1,011,688
1,650,000	Yum! Brands, Inc.	5.38%	04/01/32	1,485,007
				21,853,102

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Services – 9.5%
$3,225,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	6.63%	07/15/26	$3,022,872
1,985,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	9.75%	07/15/27	1,726,486
685,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)	6.00%	06/01/29	495,683
1,075,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	986,983
390,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (b)	5.38%	03/01/29	334,432
625,000	Clarivate Science Holdings Corp. (a) (b)	3.88%	07/01/28	537,399
1,520,000	Clean Harbors, Inc. (a) (b)	4.88%	07/15/27	1,418,602
2,175,000	Covanta Holding Corp. (a) (b)	4.88%	12/01/29	1,699,849
965,000	Covanta Holding Corp.	5.00%	09/01/30	748,538
950,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	779,893
3,045,000	H&E Equipment Services, Inc. (a) (b)	3.88%	12/15/28	2,582,542
3,605,000	Herc Holdings, Inc. (a) (b)	5.50%	07/15/27	3,392,543
750,000	Hertz (The) Corp. (b)	4.63%	12/01/26	628,934
1,450,000	Imola Merger Corp. (a) (b)	4.75%	05/15/29	1,265,354
1,445,000	NESCO Holdings II, Inc. (a) (b)	5.50%	04/15/29	1,240,511
1,915,000	Prime Security Services Borrower LLC/Prime Finance, Inc. (a) (b)	3.38%	08/31/27	1,685,605
1,800,000	Sotheby’s (a) (b)	7.38%	10/15/27	1,609,462
2,065,000	Sotheby’s/Bidfair Holdings, Inc. (a) (b)	5.88%	06/01/29	1,648,748
1,683,000	Uber Technologies, Inc. (b)	4.50%	08/15/29	1,487,452
2,165,000	United Rentals North America, Inc. (a)	3.75%	01/15/32	1,724,364
3,065,000	WASH Multifamily Acquisition, Inc. (a) (b)	5.75%	04/15/26	2,837,914
2,500,000	Waste Pro USA, Inc. (a) (b)	5.50%	02/15/26	2,300,575
880,000	WESCO Distribution, Inc. (b)	7.13%	06/15/25	880,347
1,045,000	WESCO Distribution, Inc. (b)	7.25%	06/15/28	1,039,482
225,000	White Cap Buyer LLC (b)	6.88%	10/15/28	196,590
1,725,000	Williams Scotsman, Inc. (b)	4.63%	08/15/28	1,534,336
				37,805,496
	Technology & Electronics – 4.3%
1,370,000	Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. (a) (b)	8.00%	06/15/29	1,354,584
1,760,000	Central Parent, Inc./CDK Global, Inc. (a) (b)	7.25%	06/15/29	1,692,641
850,000	Cloud Software Group, Inc. (b)	6.50%	03/31/29	747,072
490,000	CommScope Technologies LLC (b)	6.00%	06/15/25	294,737
385,000	CommScope, Inc. (b)	6.00%	03/01/26	323,912
820,000	CommScope, Inc. (a) (b)	8.25%	03/01/27	341,715
2,450,000	CommScope, Inc. (a) (b)	4.75%	09/01/29	1,675,629
1,235,000	Dell International LLC/EMC Corp. (a)	8.35%	07/15/46	1,380,748
1,900,000	Entegris, Inc. (a) (b)	4.38%	04/15/28	1,697,327
1,425,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)	3.50%	03/01/29	1,197,599
934,000	NCR Voyix Corp. (b)	5.13%	04/15/29	804,166
349,000	Newfold Digital Holdings Group, Inc. (b)	6.00%	02/15/29	229,657
779,000	Presidio Holdings, Inc. (b)	8.25%	02/01/28	737,946
580,000	PTC, Inc. (b)	3.63%	02/15/25	559,728
355,000	PTC, Inc. (b)	4.00%	02/15/28	315,170
690,000	SS&C Technologies, Inc. (b)	5.50%	09/30/27	648,098
1,250,000	Twilio, Inc.	3.63%	03/15/29	1,040,490
2,320,000	Viavi Solutions, Inc. (a) (b)	3.75%	10/01/29	1,808,459
				16,849,678
	Telecommunications – 3.2%
1,200,000	Cable One, Inc. (a) (b)	4.00%	11/15/30	894,750
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Telecommunications (Continued)
$2,200,000	Charter Communications Operating LLC/Charter Communications Operating Capital (a)	2.80%	04/01/31	$1,683,187
655,000	Cogent Communications Group, Inc. (a) (b)	3.50%	05/01/26	593,592
1,035,000	Cogent Communications Group, Inc. (b)	7.00%	06/15/27	978,939
1,765,000	Level 3 Financing, Inc. (a) (b)	3.63%	01/15/29	903,459
900,000	Level 3 Financing, Inc. (a) (b)	3.75%	07/15/29	458,641
3,685,000	Sprint LLC (a)	7.63%	03/01/26	3,787,289
1,350,000	T-Mobile USA, Inc. (a)	3.88%	04/15/30	1,175,872
2,500,000	T-Mobile USA, Inc. (a)	5.05%	07/15/33	2,260,184
				12,735,913
	Transportation – 2.1%
555,000	Allegiant Travel Co. (b)	7.25%	08/15/27	502,844
1,540,000	American Airlines, Inc. (a) (b)	11.75%	07/15/25	1,633,569
714,000	First Student Bidco, Inc./First Transit Parent, Inc. (b)	4.00%	07/31/29	575,598
591,323	JetBlue 2020-1 Class B Pass Through Trust	7.75%	11/15/28	593,835
2,013,750	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (a) (b)	6.50%	06/20/27	1,990,889
685,000	United Airlines, Inc. (b)	4.38%	04/15/26	636,097
895,000	United Airlines, Inc. (a) (b)	4.63%	04/15/29	756,815
39,766	US Airways 2000-3C Pass Through Trust (e) (f)	8.39%	09/01/23	39,766
1,210,000	XPO, Inc. (b)	6.25%	06/01/28	1,161,522
525,000	XPO, Inc. (b)	7.13%	06/01/31	512,030
				8,402,965
	Utility – 4.0%
775,000	AmeriGas Partners, L.P./AmeriGas Finance Corp. (b)	9.38%	06/01/28	766,608
470,000	Calpine Corp. (b)	5.13%	03/15/28	421,065
2,900,000	Calpine Corp. (a) (b)	4.63%	02/01/29	2,451,769
2,205,000	Calpine Corp. (a) (b)	3.75%	03/01/31	1,759,546
470,000	Clearway Energy Operating LLC (b)	3.75%	02/15/31	367,027
1,690,000	Clearway Energy Operating LLC (a) (b)	3.75%	01/15/32	1,282,077
2,600,000	Ferrellgas, L.P./Ferrellgas Finance Corp. (a) (b)	5.88%	04/01/29	2,296,694
1,355,000	FirstEnergy Corp. (a) (d)	4.15%	07/15/27	1,255,308
1,140,000	NextEra Energy Operating Partners, L.P. (b)	4.50%	09/15/27	1,021,844
2,515,000	PG&E Corp. (a)	5.00%	07/01/28	2,280,816
1,060,000	Vistra Operations Co. LLC (b)	5.63%	02/15/27	998,449
1,310,000	Vistra Operations Co. LLC (b)	4.38%	05/01/29	1,114,168
				16,015,371
	Total Corporate Bonds and Notes			392,248,317
	(Cost $434,474,945)
FOREIGN CORPORATE BONDS AND NOTES (g) – 23.3%
	Automotive – 0.6%
918,000	Clarios Global, L.P. (b)	6.75%	05/15/25	911,595
607,000	Clarios Global, L.P./Clarios US Finance Co. (b)	6.25%	05/15/26	594,024
1,099,000	Clarios Global, L.P./Clarios US Finance Co. (b)	8.50%	05/15/27	1,084,108
				2,589,727
	Banking – 0.9%
2,930,000	Barclays PLC (a) (c)	7.33%	11/02/26	2,964,707
500,000	Intesa Sanpaolo S.p.A. (b)	5.02%	06/26/24	490,067
				3,454,774

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (g) (Continued)
	Basic Industry – 2.5%
1,350,000	Ahlstrom Holding 3 Oy (b)	4.88%	02/04/28	$1,109,363
2,800,000	INEOS Finance PLC (a) (b)	6.75%	05/15/28	2,617,832
1,900,000	James Hardie International Finance DAC (a) (b)	5.00%	01/15/28	1,755,774
1,750,000	Mineral Resources Ltd. (b)	9.25%	10/01/28	1,752,187
475,000	Nobian Finance B.V. (EUR) (h)	3.63%	07/15/26	452,189
2,250,000	SNF Group SACA (a) (b)	3.38%	03/15/30	1,803,631
755,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (b)	5.13%	04/01/29	318,570
				9,809,546
	Capital Goods – 3.6%
725,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (a) (b)	5.25%	08/15/27	528,227
814,000	Bombardier, Inc. (b)	7.88%	04/15/27	784,165
2,125,000	Bombardier, Inc. (b)	6.00%	02/15/28	1,882,492
4,329,000	Bombardier, Inc. (a) (b)	7.50%	02/01/29	4,014,288
2,240,000	Canpack S.A./Canpack US LLC (a) (b)	3.13%	11/01/25	2,056,029
450,000	Canpack S.A./Canpack US LLC (b)	3.88%	11/15/29	353,844
1,880,000	Cascades, Inc./Cascades USA, Inc. (a) (b)	5.38%	01/15/28	1,701,234
875,000	OI European Group B.V. (b)	4.75%	02/15/30	745,692
2,200,000	Stora Enso OYJ (a) (b)	7.25%	04/15/36	2,204,853
				14,270,824
	Consumer Goods – 0.7%
1,000,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.	5.50%	01/15/30	914,499
2,500,000	Minerva Luxembourg S.A. (a) (b)	4.38%	03/18/31	1,941,372
				2,855,871
	Energy – 1.3%
1,775,000	Baytex Energy Corp. (a) (b)	8.50%	04/30/30	1,759,703
600,000	Borr IHC Ltd./Borr Finance LLC (b)	10.00%	11/15/28	598,647
160,000	Diamond Foreign Asset Co./ Diamond Finance LLC (b)	8.50%	10/01/30	156,101
650,000	Transocean Titan Financing Ltd. (b)	8.38%	02/01/28	653,276
628,900	Transocean, Inc. (b)	8.75%	02/15/30	627,579
1,257,000	Valaris Ltd. (b)	8.38%	04/30/30	1,234,556
				5,029,862
	Government Guaranteed – 0.5%
2,250,000	Petroleos Mexicanos (a)	6.50%	03/13/27	1,986,673
	Healthcare – 0.2%
475,000	Bausch Health Cos., Inc. (b)	5.50%	11/01/25	410,058
501,000	Bausch Health Cos., Inc. (b)	9.00%	12/15/25	435,097
				845,155
	Leisure – 3.7%
725,000	Carnival Corp. (b)	5.75%	03/01/27	647,814
3,135,000	Carnival Corp. (a) (b)	6.00%	05/01/29	2,651,008
700,000	Melco Resorts Finance Ltd. (b)	5.75%	07/21/28	594,739
1,624,000	NCL Corp Ltd. (a) (b)	5.88%	03/15/26	1,458,985
2,220,000	NCL Corp Ltd. (a) (b)	5.88%	02/15/27	2,045,673
845,000	NCL Corp Ltd. (b)	8.38%	02/01/28	837,829
765,000	NCL Corp Ltd. (b)	7.75%	02/15/29	668,285
2,566,000	NCL Finance Ltd. (a) (b)	6.13%	03/15/28	2,147,952
859,000	Viking Cruises Ltd. (b)	5.88%	09/15/27	774,651
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (g) (Continued)
	Leisure (Continued)
2,180,000	Viking Cruises Ltd. (a) (b)	9.13%	07/15/31	$2,143,812
845,000	VOC Escrow Ltd. (b)	5.00%	02/15/28	759,978
				14,730,726
	Media – 0.6%
2,770,000	UPC Holding, B.V. (a) (b)	5.50%	01/15/28	2,419,332
	Retail – 0.9%
1,000,000	1011778 BC ULC/New Red Finance, Inc. (b)	3.50%	02/15/29	856,110
3,375,000	1011778 BC ULC/New Red Finance, Inc. (a) (b)	4.00%	10/15/30	2,767,423
				3,623,533
	Services – 2.4%
2,330,000	Garda World Security Corp. (a) (b)	4.63%	02/15/27	2,080,585
3,410,000	Garda World Security Corp. (a) (b)	9.50%	11/01/27	3,101,915
2,765,000	GFL Environmental, Inc. (a) (b)	4.00%	08/01/28	2,382,487
1,650,000	GFL Environmental, Inc. (a) (b)	3.50%	09/01/28	1,414,695
655,000	GFL Environmental, Inc. (a) (b)	4.75%	06/15/29	574,050
				9,553,732
	Technology & Electronics – 0.6%
1,760,000	Open Text Corp. (a) (b)	3.88%	12/01/29	1,441,503
206,000	Seagate HDD Cayman	4.13%	01/15/31	164,023
165,000	Seagate HDD Cayman (b)	8.50%	07/15/31	168,092
725,000	Sensata Technologies B.V. (b)	4.00%	04/15/29	617,140
244,000	Sensata Technologies B.V. (b)	5.88%	09/01/30	223,135
				2,613,893
	Telecommunications – 3.3%
1,175,000	Altice Financing S.A. (b)	5.75%	08/15/29	909,918
630,000	Altice France Holding S.A. (b)	10.50%	05/15/27	343,268
1,635,000	Altice France S.A. (a) (b)	5.13%	07/15/29	1,120,541
2,000,000	Iliad Holding S.A.S. (a) (b)	6.50%	10/15/26	1,870,703
1,340,000	Telecom Italia Capital S.A.	7.72%	06/04/38	1,184,399
1,100,000	Total Play Telecomunicaciones S.A. de C.V. (b)	6.38%	09/20/28	527,614
4,000,000	Virgin Media Finance PLC (EUR) (h)	3.75%	07/15/30	3,441,470
1,000,000	Vmed O2 UK Financing I PLC (GBP) (b)	4.50%	07/15/31	951,149
870,000	VZ Secured Financing B.V. (a) (b)	5.00%	01/15/32	660,704
2,700,000	Ziggo Bond Co. B.V. (a) (b)	5.13%	02/28/30	1,969,878
				12,979,644
	Transportation – 1.5%
850,000	Air Canada (a) (b)	3.88%	08/15/26	774,220
2,595,000	Air Canada 2020-1 Class C Pass Through Trust (a) (b)	10.50%	07/15/26	2,766,919
1,745,833	American Airlines, Inc./AAdvantage Loyalty IP Ltd. (a) (b)	5.50%	04/20/26	1,699,453
575,000	Stena International S.A. (EUR) (b)	7.25%	02/15/28	624,378
				5,864,970
	Total Foreign Corporate Bonds and Notes			92,628,262
	(Cost $101,749,848)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (i) – 7.2%
	Automotive – 1.2%
5,935,000	General Motors Financial Co., Inc., Series A (c)	5.75%	(j)	4,641,448

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (i) (Continued)
	Banking – 2.7%
3,000,000	Barclays Bank PLC, 3 Mo. EUR LIBOR + 0.71% (EUR) (h) (k)	4.56%	(j)	$2,832,574
4,475,000	Citigroup, Inc., Series M (c)	6.30%	(j)	4,356,252
3,935,000	Citigroup, Inc., Series V (a) (c)	4.70%	(j)	3,528,317
				10,717,143
	Financial Services – 1.4%
3,175,000	American AgCredit Corp., Series QIB (a) (b) (c)	5.25%	(j)	2,921,000
3,210,000	Textron Financial Corp., 3 Mo. SOFR + CSA + 1.74% (a) (b) (k)	7.36%	02/15/42	2,510,615
				5,431,615
	Utility – 1.9%
1,695,000	Edison International, Series B (c)	5.00%	(j)	1,512,723
6,595,000	Vistra Corp. (a) (b) (c)	8.00%	(j)	6,273,394
				7,786,117
	Total Capital Preferred Securities			28,576,323
	(Cost $31,711,633)
Principal Value	Description	Rate (l)	Stated Maturity (m)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 2.7%
	Capital Goods – 1.2%
$2,625,000	ADS Tactical, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + 5.75%, 1.00% Floor	11.07%	03/19/26	2,573,589
750,000	Dexko Global, Inc., 2023 Incremental Term Loan (First Lien), 1 Mo. CME Term SOFR + 4.25%, 0.00% Floor	9.64%	10/04/28	726,251
1,252,294	Emerald Debt Merger Sub LLC, Initial Term Loan B, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.32%	05/31/30	1,251,117
				4,550,957
	Retail – 0.2%
1,065,917	Michaels Cos (The), Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.90%	04/15/28	893,297
	Services – 1.2%
1,000,000	Allied Universal Holdco LLC, Amendment No. 3 Term Loan, 1 Mo. CME Term SOFR + 4.75%, 0.50% Floor	10.07%	05/11/28	972,505
5,800,000	TruGreen, L.P., Initial Term Loan (Second Lien), 3 Mo. CME Term SOFR + 8.50%, 0.75% Floor	13.88%	11/02/28	3,837,686
				4,810,191
	Technology & Electronics – 0.1%
600,000	Dcert Buyer, Inc., Initial Term Loan, 3 Mo. CME Term SOFR + 7.00%, 0.00% Floor	12.32%	02/16/29	541,002
	Total Senior Floating-Rate Loan Interests			10,795,447
	(Cost $12,855,164)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 0.5%
	Collateralized Mortgage Obligations – 0.0%
	Washington Mutual Alternative Mortgage Pass-Through Certificates
10,381	Series 2007-5, Class A11, (1 Mo. CME Term SOFR + CSA) x -6 + 39.48% (n)	6.85%	06/25/37	8,996
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities – 0.5%
	Securitized Asset Backed Receivables LLC Trust
$6,251,655	Series 2006-FR4, Class A2A, 1 Mo. CME Term SOFR + CSA + 0.16% (k)	5.60%	08/25/36	$1,986,895
	Total Mortgage-Backed Securities			1,995,891
	(Cost $5,016,061)

Shares	Description	Value
COMMON STOCKS – 0.1%
	Energy – 0.0%
7	Thunderbird Resources Equity, Inc. (e) (f) (o) (p)	25,850
	Utility – 0.1%
13,918	Vistra Corp.	455,397
	Total Common Stocks	481,247
	(Cost $950,348)
RIGHTS – 0.0%
	Utility – 0.0%
13,918	Vistra Corp., no expiration date (o) (p)	17,906
	(Cost $22,917)

	Total Investments – 132.5%			526,743,393
	(Cost $586,780,916)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS SOLD SHORT – (13.0)%
$(24,000,000)	United States Treasury Note	2.88%	05/31/25	(23,166,562)
(30,000,000)	United States Treasury Note	3.50%	04/30/28	(28,391,016)
	Total U.S. Government Bonds Sold Short			(51,557,578)
	(Proceeds $54,465,000)
CORPORATE BONDS SOLD SHORT – (1.0)%
	Energy – (0.3)%
(1,600,000)	Halliburton Co.	2.92%	03/01/30	(1,343,058)
	Technology & Electronics – (0.7)%
(2,930,000)	Amkor Technology, Inc. (b)	6.63%	09/15/27	(2,854,866)
	Total Corporate Bonds Sold Short			(4,197,924)
	(Proceeds $4,479,457)
	Total Investments Sold Short – (14.0)%			(55,755,502)
	(Proceeds $58,944,457)

Outstanding Loan – (36.1)%	(143,654,762)
Net Other Assets and Liabilities – 17.6%	70,339,693
Net Assets – 100.0%	$397,672,822

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2023	Sale Value as of 10/31/2023	Unrealized Appreciation/ (Depreciation)
02/01/24	JPM	USD	7,393,088	EUR	6,939,000	$ 7,393,088	$ 7,374,565	$ 18,523
02/01/24	JPM	USD	952,671	GBP	784,000	952,671	953,626	(955)
Net Unrealized Appreciation / (Depreciation)								$17,568
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
(a)	This security or a portion of this security is segregated as collateral for investments sold short and borrowings in the margin account (see Note 2F - Short Sales in the Notes to Financial Statements). At October 31, 2023, the segregated value of these securities amounts to $345,911,546.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2023, securities noted as such amounted to $389,112,914 of total investments and $(2,854,866) of total investments sold short, or 97.8% and (0.7)% of net assets, respectively.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Multi-Step Coupon Bond - Coupon steps up or down at a predetermined date. The interest rate shown reflects the rate in effect at October 31, 2023.
(e)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2023, securities noted as such are valued at $65,616 or 0.0% of net assets.
(f)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(g)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(i)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(j)	Perpetual maturity.
(k)	Floating or variable rate security.
(l)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate.
(m)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(n)	Inverse floating rate security.
(o)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(p)	Non-income producing security.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
GBP	– British Pound Sterling
JPM	– JPMorgan Chase
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2023

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes:
Transportation	$ 8,402,965	$ —	$ 8,363,199	$ 39,766
Other Industry Categories*	383,845,352	—	383,845,352	—
Foreign Corporate Bonds and Notes*	92,628,262	—	92,628,262	—
Capital Preferred Securities*	28,576,323	—	28,576,323	—
Senior Floating-Rate Loan Interests*	10,795,447	—	10,795,447	—
Mortgage-Backed Securities	1,995,891	—	1,995,891	—
Common Stocks:
Energy	25,850	—	—	25,850
Utility	455,397	455,397	—	—
Rights*	17,906	—	17,906	—
Total Investments	526,743,393	455,397	526,222,380	65,616
Forward Foreign Currency Contracts	18,523	—	18,523	—
Total	$ 526,761,916	$ 455,397	$ 526,240,903	$ 65,616

LIABILITIES TABLE
	Total Value at 10/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds Sold Short	$ (51,557,578)	$ —	$ (51,557,578)	$ —
Corporate Bonds Sold Short*	(4,197,924)	—	(4,197,924)	—
Total Investments	(55,755,502)	—	(55,755,502)	—
Forward Foreign Currency Contracts	(955)	—	(955)	—
Total	$ (55,756,457)	$—	$ (55,756,457)	$—

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Assets and Liabilities
October 31, 2023
ASSETS:
Investments, at value	$ 526,743,393
Cash	59,854,853
Foreign currency	212
Unrealized appreciation on forward foreign currency contracts	18,523
Due from broker	440,536
Receivables:
Interest	8,781,716
Investment securities sold	3,925,201
Margin interest rebate	92,042
Prepaid expenses	12,178
Total Assets	599,868,654
LIABILITIES:
Borrowings	143,654,762
Investments sold short, at value (proceeds $58,944,457)	55,755,502
Unrealized depreciation on forward foreign currency contracts	955
Payables:
Investment securities purchased	1,518,654
Margin interest expense	402,656
Investment advisory fees	338,181
Interest expense on investments sold short	327,077
Audit and tax fees	69,068
Legal fees	45,908
Shareholder reporting fees	38,766
Administrative fees	36,244
Transfer agent fees	3,355
Custodian fees	1,804
Trustees’ fees and expenses	911
Financial reporting fees	771
Other liabilities	1,218
Total Liabilities	202,195,832
NET ASSETS	$397,672,822
NET ASSETS consist of:
Paid-in capital	$ 584,184,477
Par value	332,910
Accumulated distributable earnings (loss)	(186,844,565)
NET ASSETS	$397,672,822
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.95
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	33,291,015
Investments, at cost	$586,780,916
Foreign currency, at cost (proceeds)	$212
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Operations
For the Year Ended October 31, 2023
INVESTMENT INCOME:
Interest	$ 36,307,144
Margin interest rebate	2,511,475
Dividends	2,650
Other	5,858
Total investment income	38,827,127
EXPENSES:
Margin interest expense	11,198,499
Investment advisory fees	4,177,092
Interest expense on investments sold short	1,653,702
Administrative fees	242,110
Shareholder reporting fees	139,888
Legal fees	76,859
Audit and tax fees	69,596
Listing expense	40,599
Transfer agent fees	19,660
Trustees’ fees and expenses	18,946
Financial reporting fees	9,250
Custodian fees	2,931
Other	25,667
Total expenses	17,674,799
NET INVESTMENT INCOME (LOSS)	21,152,328
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(11,783,368)
Forward foreign currency contracts	(22,374)
Foreign currency transactions	56
Investments sold short	(1,145,906)
Net realized gain (loss)	(12,951,592)
Net change in unrealized appreciation (depreciation) on:
Investments	8,353,032
Forward foreign currency contracts	(55,107)
Foreign currency translation	1,997
Investments sold short	2,605,808
Net change in unrealized appreciation (depreciation)	10,905,730
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,045,862)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 19,106,466

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statements of Changes in Net Assets
	Year Ended 10/31/2023	Year Ended 10/31/2022
OPERATIONS:
Net investment income (loss)	$ 21,152,328	$ 25,447,874
Net realized gain (loss)	(12,951,592)	(16,108,257)
Net change in unrealized appreciation (depreciation)	10,905,730	(87,694,884)
Net increase (decrease) in net assets resulting from operations	19,106,466	(78,355,267)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(21,057,244)	(26,519,418)
Return of capital	(20,916,340)	(15,651,193)
Total distributions to shareholders	(41,973,584)	(42,170,611)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	(1,433,499)	(549,030)
Net increase (decrease) in net assets resulting from capital transactions	(1,433,499)	(549,030)
Total increase (decrease) in net assets	(24,300,617)	(121,074,908)
NET ASSETS:
Beginning of period	421,973,439	543,048,347
End of period	$ 397,672,822	$ 421,973,439
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	33,419,132	33,470,143
Common Shares repurchased *	(128,117)	(51,011)
Common Shares at end of period	33,291,015	33,419,132

*	On September 15, 2015, the Fund commenced a share repurchase program. For the year ended October 31, 2023, the Fund repurchased 128,117 of its shares at a weighted-average discount of 12.32% from net asset value per share. For the year ended October 31, 2022, the Fund repurchased 51,011 of its shares at a weighted-average discount of 12.68% from net asset value per share. The Fund’s share repurchase program ended on March 15, 2023.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Cash Flows
For the Year Ended October 31, 2023
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$19,106,466
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(190,858,592)
Borrowed investments sold short	30,356,250
Sales, maturities and paydown of investments	186,060,407
Borrowed investments purchased	(29,591,016)
Net amortization/accretion of premiums/discounts on investments	(884,098)
Net realized gain/loss on investments	11,783,368
Net realized gain/loss on investments sold short	1,145,906
Net change in unrealized appreciation/depreciation on investments	(8,353,032)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	55,107
Net change in unrealized appreciation/depreciation on investments sold short	(2,605,808)
Changes in assets and liabilities:
Increase in interest receivable	(211,565)
Increase in margin interest rebate receivable	(42,671)
Increase in due from broker	(335,751)
Decrease in prepaid expenses	2,546
Decrease in interest payable on investments sold short	(33,561)
Decrease in investment advisory fees payable	(14,238)
Decrease in audit and tax fees payable	(7,588)
Increase in legal fees payable	45,539
Increase in shareholder reporting fees payable	5,960
Increase in administrative fees payable	1,888
Increase in custodian fees payable	418
Increase in transfer agent fees payable	243
Decrease in trustees’ fees and expenses payable	(641)
Increase in margin interest expense payable	149,054
Increase in other liabilities payable	658
Cash provided by operating activities		$15,775,249
Cash flows from financing activities:
Repurchase of Common Shares	(1,433,499)
Distributions to Common Shareholders from investment operations	(21,057,244)
Distributions to Common Shareholders from return of capital	(20,916,340)
Net proceeds from borrowing	922,069
Cash used in financing activities		(42,485,014)
Decrease in cash and foreign currency (a)		(26,709,765)
Cash and foreign currency at beginning of period		86,564,830
Cash and foreign currency at end of period		$59,855,065
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$12,736,708

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,997.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 12.63	$ 16.22	$ 15.66	$ 16.94	$ 16.57
Income from investment operations:
Net investment income (loss)	0.64 (a)	0.76	0.94	0.92	0.93
Net realized and unrealized gain (loss)	(0.07)	(3.09)	0.93	(0.92)	0.68
Total from investment operations	0.57	(2.33)	1.87	—	1.61
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.79)	(0.95)	(0.92)	(0.92)
Return of capital	(0.63)	(0.47)	(0.37)	(0.40)	(0.36)
Total distributions paid to Common Shareholders	(1.26)	(1.26)	(1.32)	(1.32)	(1.28)
Common Share repurchases	0.01	0.00 (b)	0.01	0.04	0.04
Net asset value, end of period	$11.95	$12.63	$16.22	$15.66	$16.94
Market value, end of period	$10.48	$11.06	$16.05	$13.49	$15.49
Total return based on net asset value (c)	5.73%	(14.11)%	12.88%	1.53%	11.58%
Total return based on market value (c)	5.89%	(23.99)%	29.67%	(4.35)%	21.54%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 397,673	$ 421,973	$ 543,048	$ 526,815	$ 582,502
Ratio of total expenses to average net assets	4.23%	2.22%	1.84%	2.13%	2.53%
Ratio of total expenses to average net assets excluding interest expense	1.15%	1.13%	1.19%	1.22%	1.16%
Ratio of net investment income (loss) to average net assets	5.06%	5.34%	5.74%	5.80%	5.55%
Portfolio turnover rate	35%	32%	43%	63%	33%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Long/Short Fund (FSD)
October 31, 2023
1. Organization
First Trust High Income Long/Short Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FSD” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund’s benchmark, the ICE BofA US High Yield Constrained Index (the “Index”). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s Managed Assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund’s liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	available market prices for the fixed-income security;
3)	the fundamental business data relating to the borrower/issuer;

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023
4)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
5)	the type, size and cost of the security;
6)	the financial statements of the borrower/issuer, or the financial condition of the country of issue;
7)	the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
8)	the information as to any transactions in or offers for the security;
9)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
10)	the coupon payments;
11)	the quality, value and salability of collateral, if any, securing the security;
12)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
13)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)	the borrower’s/issuer’s competitive position within the industry;
15)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023
liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of October 31, 2023.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023
excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. At October 31, 2023, the Fund had $143,654,762 in borrowings, which approximates fair value, as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At October 31, 2023, the Fund had $55,755,502 of investments sold short as shown in “Investments sold short, at value” on the Statement of Assets and Liabilities. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2023, the Fund had a debit margin balance of $198,911,652 with an interest rate of 6.07%. For the fiscal year ended October 31, 2023, the Fund had margin interest rebate of $2,511,475 and margin interest expense of $11,198,499, as shown on the Statement of Operations. For the fiscal year ended October 31, 2023, the average margin balance and interest rate were $199,831,981 and 5.53%, respectively.
G. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2023, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $98,730, a decrease in accumulated net realized gain (loss) of $91,340, and a decrease to paid-in capital of $7,390. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2023 and 2022, was as follows:
Distributions paid from:	2023	2022
Ordinary income	$21,057,244	$26,519,418
Capital gains	—	—
Return of capital	20,916,340	15,651,193
As of October 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(118,101,692)
Net unrealized appreciation (depreciation)	(57,210,775)
Total accumulated earnings (losses)	(175,312,467)
Other	(11,532,098)
Paid-in capital	584,517,387
Total net assets	$397,672,822

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $118,101,692.
Of these losses, $27,151,412 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $2,219,032 per year.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of October 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of October 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$528,214,695	$4,635,338	$(61,844,574)	$(57,209,236)
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
MacKay serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the year ended October 31, 2023, were $186,403,805 and $183,692,246, respectively. The cost of purchases to cover short sales of U.S. Government securities and the proceeds of short sales of U.S. Government securities were $29,591,016 and $30,356,250, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 18,523	Unrealized depreciation on forward foreign currency contracts	$ 955
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(22,374)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(55,107)
During the fiscal year ended October 31, 2023, the notional values of forward foreign currency contracts opened and closed were $145,631,682 and $117,327,314, respectively.
The Fund does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Income Long/Short Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the “Fund”), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 21, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2023, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2023, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 18, 2023, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust High Income Long/Short Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 26,182,080 and the number of votes withheld was 1,589,281.  The number of votes cast in favor of Mr. Keith was 26,180,028 and the number of votes withheld was 1,591,333. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen, Niel B. Nielson, and Bronwyn Wright are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated the existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Board of Trustees
Effective September 10, 2023, Bronwyn Wright was appointed as a Trustee of the Fund.  Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of the Continuation of the Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust High Income Long/Short Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and MacKay Shields LLC (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) not all peer funds employ an advisor/sub-advisor management structure; and (ii) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
mix difficult.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was above the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022.  In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2022 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board noted the Sub-Advisor’s expenses in providing investment services to the Fund and considered the Sub-Advisor’s statement that it expects that existing expenses incurred by the Sub-Advisor relating to providing services to the Fund would remain approximately the same over the next twelve months.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, noting that the Sub-Advisor did not identify any material indirect benefits.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation.
Principal Investment Policies
In pursuit of its investment objectives, under normal market conditions:
•	The Fund invests primarily in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. Such securities include corporate bonds; debentures; notes; commercial paper; other types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership; asset-backed securities; preferred shares; loan participations and assignments; payment-in-kind securities; zero-coupon bonds; bank certificates of deposit; fixed time deposits; banker’s acceptances; and derivative instruments that provide the same or similar economic impact as a physical investment in any of the above referenced securities.
•	The Fund will generally limit its investment in securities rated below “B-” by Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., or Fitch Ratings, below “B3” by Moody’s Investors Service, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the index which the Fund tracks.
•	The Fund maintains both long and short positions in securities. The Fund’s long positions, either directly or indirectly, may total up to 130% of the Fund’s managed assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s managed assets.
•	The Fund’s use of derivatives, other than for hedging purposes, will not exceed 30% of the Fund’s managed assets. The Fund’s principal investments in derivative instruments may include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps.
•	The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the Sub-Advisor may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars.
•	The Fund may also invest up to 5% of its managed assets in common stock, including those of foreign issuers; invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid; invest without limit in securities that are unregistered or are held by control persons of the issuer; and invest without limit in securities that are subject to contractual restrictions on their resale.
•	To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act) securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.
2. Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7. Purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares of beneficial interest and preferred shares of beneficial interest (“Preferred Shares”), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends and/or interest or repay principal when due. Below-investment grade instruments including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer may not make any interest or other payments. Because there typically is substantial uncertainty regarding the outcome of such proceedings, there is a high risk of loss, including loss of the entire investment.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.  This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates.  For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall.  Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security.  Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates.  As short-term interest rates decline, interest payable on floating rate securities typically decreases.  Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases.  Changes in interest rates on floating rate securities may lag behind

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
changes in market rates or may have limits on the maximum increases in interest rates.  The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the LIBOR. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2022. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Fund.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective.

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using certain types of leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay could have a financial incentive to leverage the Fund.

Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Reorganization Risk. The Board of Trustees of the Fund has approved the reorganization of the Fund into ACP.  If approved by shareholders, the transaction is anticipated to be consummated during 2024, subject to the satisfaction of applicable regulatory requirements and approvals and customary closing conditions.  There is no assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained.  Under the terms of the proposed transaction, shareholders of the Fund would receive shares of ACP, which will have its own investment strategies, and thereafter cease to be a shareholder of the Fund.  More information on the proposed transaction, including the risks and considerations associated with the transaction as well as the risks of investing in ACP, will be contained in registration statement/proxy materials that will shortly be finalized.  Shareholders should refer to such registration statement/proxy materials when they become available.

Short Selling Risk. The Fund engages in short selling.  Short sales are transactions in which the Fund sells a security that it does not own but can borrow in the market and allows the Fund to profit from a decline in the market price (to the extent such decline exceeds the transaction costs and the costs of borrowing the securities). If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Further, when the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement.  As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
Effects of Leverage
The aggregate principal amount of borrowings under the brokerage account with Pershing, LLC (the “Pershing Account”) represented approximately 26.54% of Managed Assets as of October 31, 2023. Asset coverage with respect to the borrowings under the Pershing Account was 376.83% as of October 31, 2023. As of October 31, 2023, the approximate annual interest and fee rate was 6.07%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 6.07%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.61%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 26.54% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 6.07%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-15.81%	-9.00%	-2.19%	4.61%	11.42%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	254	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	254	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	254	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director of RML Long Term Acute Care Hospitals; Director of Senior Helpers (since 2021); and Director of MobileHelp (since 2022)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	254	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	254	None
(1)	Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen, Niel B. Nielson, and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	229	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	254	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., July 2021 to Present. Previously, Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to 2021.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Income Long/Short Fund (FSD)
October 31, 2023 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2023

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, NY 10105
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec, Robert F. Keith and Bronwyn Wright are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $54,000 for the fiscal year ended October 31, 2022 and $54,000 for the fiscal year ended October 31, 2023.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $16,250 for the fiscal year ended October 31, 2022 and $21,000 for the fiscal year ended October 31, 2023. These fees were for consultation and/or tax return preparation.

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2022 and $0 for the fiscal year ended October 31, 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:
Registrant:	Advisor and Distributor:

(b) 0%	(b) 0%

(c) 0%	(c) 0%

(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the registrant’s fiscal year ended October 31, 2022 were $16,250 for the registrant and $0 for the registrant’s investment advisor and for the registrant’s fiscal year ended October 31, 2023 were $21,000 for the registrant and $44,000 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A description of the policies and procedures used to vote proxies on behalf of the Fund is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of November 15, 2023

MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”) was founded in 1938 and became a registered investment advisor in 1969 and serves as the sub-advisor to the registrant.

Cameron White, Senior Managing Director, Head of Global Credit Group

Mr. White joined MacKay Shields in 2019. Before joining the Global Credit team, Mr. White served as a Senior Credit Analyst at Apex Credit Partners LLC. Mr. White is currently the head of the Global Credit Group and Portfolio Manager.

Matthew Jacob, Managing Director, Global Credit Group

Mr. Jacob joined MacKay Shields and the Global Fixed Income Division in 2011 as a portfolio analyst and was promoted to Portfolio Manager in 2017. Mr. Jacob is currently a member of the Global Credit Group.

Shu-Yang Tan, Managing Director, Global Credit Group

Mr. Tan joined MacKay Shields and the Global Fixed Income Division in 2010 as a portfolio analyst and was promoted to Portfolio Manager in 2017. Mr. Tan is currently a member of the Global Credit Group.

On August 29, 2023, Eric Gold relinquished his responsibilities as a portfolio manager of the Fund. On September 1, 2023, Cameron White joined the portfolio management team overseeing the Fund.

MacKay Shields utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2023.

Name of Portfolio Manager or Team Member*	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Matt Jacob	Registered Investment Companies:	3	$1,421,080,270	0	$0
	Other Pooled Investment Vehicles:	16	$7,032,235,280	1	$199,490,609
	Other Accounts:	22	$3,044,503,127	0	$0
2. Shu-Yang Tan	Registered Investment Companies:	5	$2,189,893,126	0	$0
	Other Pooled Investment Vehicles:	25	$8,791,683,947	1	$199,490,609
	Other Accounts:	104	$16,934,566,934	1	$579,926,452
3. Cameron White	Registered Investment Companies:	1	$82,548,442	0	$0
	Other Pooled Investment Vehicles:	16	$7,032,235,280	1	$199,490,609
	Other Accounts:	21	$3,044,503,127	0	$0

*The Global Credit Group utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Information provided are assets and number of accounts managed by the team.

Potential Conflicts of Interests

The Global Credit team that manages the Fund provides portfolio management services for other MacKay Shields accounts, including: mutual funds; institutional managed accounts; private commingled funds; and hedge funds. Managing accounts that have a performance-based fee at the same time that we manage accounts that only have an asset-based fee is commonly referred to as "side-by-side management." Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure. This creates a conflict of interest by giving us an incentive to favor those accounts for which we receive a performance-based fee because we will receive a higher fee if their performance exceeds the applicable benchmark.

 MacKay Shields' Trade Allocation Policy provides that: (1) no client will be favored over any other client;(2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) the firm's Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. As a general practice, when creating an order, the portfolio manager will utilize the firm's trade order management systems in selecting the participating client accounts prior to entering an aggregated order.

When determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated or potential account inflows and outflows, duration and/or average maturity, credit ratings and anticipated credit ratings, account size, deal size, trade lots, processing costs, existing exposure to an issuer or industry type, other concentration limits, and specific investment objectives, investment guidelines and anticipated guidelines changes, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation; if the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system unless that would be impractical. Additionally, the policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro-rata based on size of the order or account size and within a strategy pro-rata based on account size.

We allocate securities among client accounts based on the factors described above and usually do so before executing the trade. When it is impractical or not feasible to allocate prior to the execution of the trade, we will allocate the trade after the trade is executed but in no event later than the end of the day, in a fair and equitable manner among all the participating accounts, based on the above factors. In those situations, in which there is a limited supply of a security, it is our general policy to make a pro rata allocation based on the original amounts targeted for the accounts. However, if in our portfolio managers' judgment or as a result of factors such as investment guideline constraints (e.g., duration limits), minimum trading lots for specific securities, account strategy, or low cash levels, the amount that would then be allocated to an account would not be suitable or be too small to properly manage, that account may be excluded from the pro rata allocation. We cannot assure that in every instance an investment will be allocated on a pro rata basis, and differences may occur due to the factors mentioned above.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of October 31, 2023.

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

MacKay Shields has a phantom equity program and awards are an integral component of the firm’s compensation structure. Awards vest and pay out after several years. Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to the Fund to take undue risks in managing the assets of the Fund.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MacKay Shields has performance-based fee arrangements with “eligible clients” (as that term is defined under Rule 205-3 of the Advisers Act). In these cases, a portion of these performance-based fees may be included in the incentive program described above.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, eligible employees share in the results and success of the firm with the receipt of an award from the phantom equity plan. Receipt of an award from the phantom equity plan is conditioned upon execution of an Executive Employment Agreements with MacKay, which include provisions relating to fixed and variable compensation. The Executive Employment Agreements are renewable for one-year terms and can be terminated on 60 days’ prior written notice. There is also a provision for termination by MacKay for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers’ employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager’s ability to manage the Fund.

(a)(4) Disclosure of Securities Ownership

Information provided as of October 31, 2023.

Name	Dollar Range of Fund Shares Beneficially Owned
Shu-Yang Tan	$50,001-$100,000
Matt Jacob	None
Cameron White	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (11/01/2022-11/30/2022)	0	-	2,989,956	1,622,496
Month #2 (12/01/2022-12/31/2022)	128,117	11.19	3,118,073	1,494,379
Month #3 (1/01/2023-1/31/2023)	0	-	3,118,073	1,494,379
Month #4 (2/01/2023-2/28/2023)	0	-	3,118,073	1,494,379
Month #5 (3/01/2023-3/31/2023)	0	-	3,118,073	1,494,379
Month #6 (4/01/2023-4/30/2023)	-	-	-	-
Month #7 (5/01/2023-5/31/2023)	-	-	-	-
Month #8 (6/01/2023-6/30/2023)	-	-	-	-
Month #9 (7/01/2023-7/31/2023)	-	-	-	-
Month #10 (8/01/2023-8/31/2023)	-	-	-	-
Month #11 (9/01/2023-9/30/2023)	-	-	-	-
Month #12 (10/01/2023-10/31/2023)	-	-	-	-
Total	128,117	$11.19	3,118,073	1,494,379

On September 15, 2015, the Fund commenced a share repurchase program. For the year ended October 31, 2023, the Fund repurchased 128,117 of its shares at a weighted-average discount of 12.32% from net asset value per share. For the year ended October 31, 2022, the Fund repurchased 51,011 of its shares at a weighted-average discount of 12.68% from net asset value per share. The Fund’s share repurchase program ended on March 15, 2023.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 7 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 8, 2024

* Print the name and title of each signing officer under his or her signature.